UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                    65-0039856
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                      FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   PAGE 1 OF 6
                             EXHIBIT INDEX ON PAGE 4

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 7, 1999, Ocwen Financial Corporation, a Florida corporation (the "Company"), completed the acquisition of Ocwen Asset Investment Corp., a Virginia corporation ("OAC"), in accordance with the Agreement of Merger (the "Merger Agreement") dated as of July 25, 1999, among the Company, Ocwen Acquisition Company, a Virginia corporation and an indirect wholly-owned subsidiary of the Company ("Acquisition Sub"), and OAC and the related plan of merger (the "Plan of Merger").

         Pursuant to the terms of the Merger Agreement and the Plan of Merger, Acquisition Sub was merged with and into OAC (the "Merger"), whereupon the separate corporate existence of Acquisition Sub ceased and OAC continued as the surviving corporation.

         Under the terms of the Merger Agreement, each outstanding share (other than those held by the Company and its wholly-owned subsidiaries) of common stock, par value $.01 per share, of OAC ("OAC Common Stock") was converted into the right to receive 0.71 of a share of Ocwen Financial's common stock, par value $.01 per share.

         The other information required by this item has been previously reported by the Company and is included or incorporated by reference in the Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of the Company's Registration Statement on Form S-4, as amended (Registration No. 333-84853).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements of Businesses Acquired.

         The OAC financial statements required by this item have been previously reported by OAC and are included or incorporated by reference in the Proxy Statement/Prospectus.

  (b)    Proforma Financial Information.

         The pro forma financial statements required by this item have been previously reported in the Proxy Statement/Prospectus.

  (c)    Exhibits.

         The following exhibits are filed as part of this report:

  2.1 Agreement of Merger dated as of July 25, 1999 among the Company, Acquisition Sub and OAC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated July 25, 1999).

  2.2 Plan of Merger among the Company, Acquisition Sub and OAC (incorporated by reference to Annex II to the Proxy Statement/Prospectus).

 99.1    Text of press release dated October 7, 1999, issued by the Company.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           OCWEN FINANCIAL CORPORATION
                           (Registrant)


                           By: /s/ MARK S. ZEIDMAN
                           -----------------------------------------------------
                                   Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:  October 7, 1999

INDEX TO EXHIBIT



Exhibit No.    Description                                                 Page
-----------    -----------                                                 ----

    2.1 Agreement and plan of Merger dated as of July 25, 1999 among the Company, Acquisition sub and OAC (incorporated by reference to Exhibit 2.1 to the Company's current Report on Form 8-K dated July 25,
               1999).

    2.2 Plan of Merger among the Company, Acquisition Sub and OAC (incorporated by reference to Annex II to the Proxy Statement/Prospectus).

    99.1       Text of joint press release dated October 7, 1999,         5 - 6
               issued by the Company.


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